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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statements
No. 33-46728, 33-86830, 333-07391, 333-18563 and 333-28789 of Fisher Scientific
International Inc. on Forms S-8 of our report dated February 2, 2001
(February 14, 2001 as to Note 22) appearing in this Annual Report on Form 10-K of Fisher Scientific International Inc. for the year ended December 31, 2000.

New York, New York

March 29, 2001